BMNR is Building the World's Premier Ethereum Treasury

A category-defining digital asset platform focused on increasing ETH held per share while strengthening the Ethereum ecosystem through strategic treasury management and native protocol participation

The Alchemy of 5%

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

Trademarks and Copyrights

All trademarks, service marks and trade names appearing in this presentation are the property of their respective owners. The contents of this presentation are protected by copyright and may not be reproduced, distributed or used without the prior written consent of the Company

Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.



Thomas J. Lee, CFA

Fundstrat Global
Head of Research

Fundstrat Capital
Chief Investment Officer

BitMine Immersion
Chairman of Board

fundstrat capital

BitMine

The Alchemy of 5%

Table of Contents

01
Bitcoin “4-year cycle” and why likely not at play

BITCOIN: 4-year cycle


3.91 years
3.91 years
3.91 years
3.91 years
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
2.00
1.00
0.4
0.2
0.1
0.04
0.02
Log
364 days
364 days
364 days
???
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg


Why?

BITCOIN PRICE CYCLE: Possible Explanations

- Halving cycle – 4-year cycle
- Monetary Policy
- Speculation cycle – NYSE Margin Debt
- Gold vs Bitcoin vs Copper ratio
- Business Cycle – ISM Manufacturing

CYCLE? Bitcoin halving


3.91 years
3.91 years
3.91 years
3.91 years
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
2.00
1.00
0.4
0.2
0.1
0.04
0.02
Log
halving
halving
halving
halving
2011
2012
2013
2014
2015
2016
2017
2018
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025

Halving count	Date	Block height at halving	Block reward before halving (bitcoin per block)	Block reward after halving (bitcoin per block)
1	11/27/2012	210,000	50	25
2	7/9/2016	420,000	25	12.5
3	5/11/2020	630,000	12.5	6.25
4	4/20/2024	840,000	6.25	3.125
5	4/17/2028	1,050,000	3.125	1.5625

Souce: Bloomberg

CYCLE? A lot of things are on a 4-year cycle

Event	Frequency
U.S. Presidential Election	Every 4 years
Leap Year	Every 4 years
Summer Olympics	Every 4 years
Winter Olympics	Every 4 years
FIFA World Cup (Men)	Every 4 years
UEFA Euro	Every 4 years
Rugby World Cup	Every 4 years
Cricket ODI World Cup	Every 4 years
Commonwealth Games	Every 4 years
Copa América	Every 4 years

4-year cycle: Fed M2 liquidity


3.91 years
3.91 years
3.91 years
3.91 years
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
2.00
1.00
0.4
0.2
0.1
0.04
0.02
Log
4.5
Federal Reserve Money Supply M2 YoY % Change - Last Price 4.5
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
M2% YOY Index (Federal Reserve Money Supply M2 YoY % Change) BMNR M2 YoY Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 23:56:49
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

CYCLE? Fed M2 liquidity


3.91 years
3.91 years
3.91 years
3.91 years
NOPE
95782
Log
Federal Reserve Money Supply M2 YoY % Change - Last Price 4.5
M2% YOY Index (Federal Reserve Money Supply M2 YoY % Change) BMNR M2 YoY Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 23:56:49
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

CYCLE? Margin Debt

FINRA

RULES & GUIDANCE > KEY TOPICS > MARGIN REGULATION

Margin Statistics

Pursuant to FINRA Rule 4521(d), FINRA member firms carrying margin accounts for customers are required to submit, on a settlement date basis, as of the last business day of the month, the following customer information:

- the total of all debit balances in securities margin accounts; and
- the total of all free credit balances in all cash accounts and all securities margin accounts.

FINRA collects the required data via FINRA's Customer Margin Balance Form. The data is compiled in aggregate form, made available below and in Excel format via the download link on this page. See Margin Balance Reporting: Frequently Asked Questions under FINRA Rule 4521(d) (published April 13, 2021) for additional guidance on the calculation of these balances. Monthly variations in the reported balances may be partially due to member firms modifying the methods used in determining the balances reported to FINRA since the publication of the FAQ. Please note, FINRA generally publishes updates to the Margin Statistics on the third week of the month following the reference month. FINRA does not provide the data outside of this webpage and data feeds are not available.

DOWNLOAD THE DATA

MOST RECENT

Regulatory Notice

Regulatory Notice 24-

FINRA Requests Comm on the Effectiveness ar Efficiency of its Requirements Relating Day Trading

October 29, 2024

CYCLE? Margin Debt


3.91 years
3.91 years
3.91 years
3.91 years
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
2.00
1.00
0.4
0.2
0.1
0.04
0.02
Log
364 days
364 days
364 days
???
NYSE Margin Debt
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

CYCLE? Margin Debt


3.91 years
3.91 years
3.91 years
3.91 years
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
2.00
1.00
0.4
0.2
0.1
0.04
0.02
Log
364 days
364 days
364 days
yes
???
NYSE Margin Debt
NOPE
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

CYCLE? Copper vs Gold

AO
@AO_btc_analyst

#BITCOIN

The previous three low signals in the Copper/Gold ratio marked the beginning of a BTC bull run.

We now have a fourth low signal in this ratio.


AO
AO_btc_analyst
COPPER / GOLD RATIO
TradingView

5:41 PM · Nov 15, 2025 · 49.4K Views

Souce: Bloomberg

Illustrative | For Discussion Purposes

CYCLE? Copper vs Gold


Copper
Gold
=
Industrial activity
Monetary base
Industrial activity peaking
Industrial activity peaking
Industrial activity peaking
Industrial activity peaking
0.35
0.30
0.25
0.20
0.15
0.12
0.10
Generic 1st 'HG' Future / Gold Spot $/Oz on 11/16/25 0.12
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
HG1 Comdty (Generic 1st 'HG' Future) BMNR Gold vs Copper Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 07:52:40

Souce: Bloomberg

4-year cycle: Copper/Gold ratio vs Bitcoin


3.91 years
3.91 years
3.91 years
3.91 years
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
2.00
1.00
0.4
0.2
0.1
0.04
0.02
0.12
Log
Generic 1st 'HG' Future / Gold Spot $/Oz on 11/16/25 0.12
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
HG1 Comdty (Generic 1st 'HG' Future) BMNR Gold vs Copper Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 07:58:49
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

4-year cycle: ISM Manufacturing


3.91 years
3.91 years
3.91 years
3.91 years
95782
yes
yes
yes
Not signaling top
0.12
Generic 1st 'HG' Future / Gold Spot $/Oz on 11/16/25 0.12
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
HG1 Comdty (Generic 1st 'HG' Future) BMNR Gold vs Copper Daily 30SEP2010-16NOV2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 07:58:49
15-Nov-2025 11:34:12

Souce: Bloomberg

CYCLE? ISM Manufacturing

ISM = Business activity

ISM above 50 = expansion
ISM below 50 = contraction


Industrial activity peaking
Industrial activity peaking
Industrial activity peaking
Industrial activity peaking
65
60
55
50
48.7
45
40
ISM Manufacturing PMI SA - Last Price 48.7
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
NAPMPMI Index (ISM Manufacturing PMI SA) BMNR ISM Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:10:57

Souce: Bloomberg

CYCLE? ISM Manufacturing


3.91 years
3.91 years
3.91 years
3.91 years
0.4M
0.2M
95782
40000
20000
10000
4000
2000
1000
400
200
100
40
20
10
4
2.00
1.00
0.4
0.2
0.1
0.04
0.02
Log
65
60
55
48.7
45
40
ISM Manufacturing PMI SA - Last Price 48.7
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
NAPMPMI Index (ISM Manufacturing PMI SA) BMNR-ISM Daily 30SEP2010-16NOV2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:13:00
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

CYCLE? ISM Manufacturing


3.91 years
3.91 years
3.91 years
3.91 years
yes
yes
yes
yes
Not signaling top
95782
48.7
Log
ISM Manufacturing PMI SA - Last Price 48.7
NAPMPMI Index (ISM Manufacturing PMI SA) BMNR-ISM Daily 30SEP2010-16NOV2025
XBTUSD Curncy (XBT-USD Cross Rate) BTC Bitcoin vBMNR Monthly 30SEP2010-15NOV2025
Copyright© 2025 Bloomberg Finance L.P.
15-Nov-2025 11:34:12

Souce: Bloomberg

BITCOIN PRICE CYCLE: Possible Explanations

- Halving cycle – 4-year cycle
- Monetary Policy
- Speculation cycle – NYSE Margin Debt
- Gold vs Bitcoin vs Copper ratio
- Business Cycle – ISM Manufacturing

BITCOIN PRICE CYCLE: Possible Explanations

- Halving cycle – 4-year cycle ← too many things "4-years"
- Monetary Policy ← No relationship
- Speculation cycle – NYSE Margin Debt ← Right 1 of 3 cycles
- Gold vs Bitcoin vs Copper ratio 
yes
← No sign of Top
- Business Cycle – ISM Manufacturing 
yes
← No sign of Top

Bitcoin price cycles:

Likely follow industrial activity (and gold)

BITCOIN: HOLD


HOLD

Table of Contents

02 Ethereum Network Value

The bigger the base, the bigger the breakout


???
$4,866
$1,385
$90
5000
4000
3161
2000
1000
500
400
300
200
100
Log
2018
2019
2020
2021
2022
2023
2024
2025
XETUSD Curncy (XET-USD Cross Rate) ETH Ethereum vBMNR Monthly 25DEC2011-30DEC2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:35:39

Souce: Bloomberg

Thomas (Tom) Lee (not drummer) FSInsight.c...
@fundstrat
Promote

To me, the weakness in crypto has the all the signs

- of a market maker (or two) with a major “hole” in their balance sheet

Sharks circling to trigger a liquidation / dumping of prices $BTC

Is this pain short-term? Yes

Does this change the $ETH supercycle of Wall Street building on blockchain? No

PS: this is not a time to use leverage. Don’t get liquidated



Last edited 12:36 PM · Nov 15, 2025 · **347.2K** Views


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Leon Waidmann @LeonWaidmann · 3h

People keep declaring **ETH** dead.

The chain keeps doing the opposite.

Ethereum blockspace consumption has been rising almost nonstop for a decade, and just printed a new all time high in 2025.

You don't get this from hype.

You get this from real economic **activity** settling on a
Show more


Ethereum Daily Gas Used Chart
everstake
Zoom 1m 6m 1y All
Etherscan
Total Gas Used per Day
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

6 · 11 · 82 · 2.5K


Leon Waidmann @LeonWaldmann
People keep declaring ETH dead.
The chain keeps doing the opposite.
Ethereum blockspace consumption has bee
decade, and just printed a new all time high
You don't get this from hype.
You get this from real economic activity sett
Show more
Ethereum Daily Gas Used Chart
6
11
82

Milk Road
@MilkRoad

Ethereum's real economy grew 3x faster than ETH's price.

Since 2020, the supply of stablecoins sitting on Ethereum is up 65.5x.


Stablecoin supply
Ethereum
Fully diluted market cap
Ethereum
8,000%
6,000%
4,000%
2,000%
0%
Stablecoin supply, Fully diluted market cap
Jan '20
Jan '21
Jan '22
Jan '23
Jan '24
Jan '25
token terminal_

BITMINE · BMNR

Leon Waidmann @LeonWaldmann · 3h

People keep declaring **ETH** dead.

The chain keeps doing the opposite.

Ethereum blockspace consumption has been rising almost nonstop for a decade, and just printed a new all time high in 2025.

You don't get this from hype.

You get this from real economic **activity** settling on a
Show more



Ethereum Daily Gas Used Chart
everstake

6 · 11 · 82 · 2.5K

Milk Road @MilkRoa

Ethereum's rea

Since 2020, th



Stablecoin supp
Ethereum
8,000%
6,000%
4,000%
2,000%
0%
Jan
Stablecoin supply, Fully diluted market cap

BitMine / BMNR / ETH / ORBS

SamAltcoin.eth @SamAltcoin_eth · Nov 5

Raoul says Bitcoin won't make the Mag 7 of crypto.

Explains why Ethereum holds the most value, most builders, most **activity**, and the most security.

$ETH $BMNR $BTC



51 | fiftyone.xyz
LIKE
1:32

200 · 182 · 1K · 369K

Ethereum in 2025 is having its “1971” moment

WALL STREET: Many are building projects on Ethereum


rip.eth
@ripdoteth
the financial system is being rebuilt on ethereum
BlackRock
J.P.Morgan
UBS
Swift
VISA
shopify
DWS
SAP
BNY
Robinhood
BANK OF CHINA
HSBC
FRANKLIN TEMPLETON
Fidelity
Deutsche Bank
coinbase
WISDOMTREE
DBS
caceis
Baillie Gifford
GUGGENHEIM
VanEck
ChinaAMC
nab

Souce: X.com

TVL: Ethereum dominates


OP Mainnet: (0.31%)
Vaulta: (0.31%)
Polygon: (0.89%)
Avalanche: (1.66%)
Arbitrum: (2.63%)
Tron: (4.76%)
BSC: (6.12%)
Bitcoin: (6.48%)
Solana: (8.85%)
Ethereum: (67.99%)
DefiLlama

Souce: Fundstrat

ETH/BTC ratio: 2025 tailwinds argue for ATH in ratio


ETH/BTC:
????
ETH/BTC:
0.08727
8-yr avg:
0.04790
ETH/BTC:
0.03314
0.10000
0.09000
0.08000
0.07000
0.06000
0.05000
0.04000
0.03314
0.03115
0.02000
Log
2018
2019
2020
2021
2022
2023
2024
2025
XETUSD Curncy (XET-USD Cross Rate) ETH BTC vBMNR Daily 08FEB2018-30DEC2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:36:36

Souce: Bloomberg and Fundstrat

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

BTC Price	0.0239	0.0359	0.0479 (8-yr avg)	0.0598	0.0873 (2021 high)	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	$11,965	14,956	$21,818	31,250	62,500	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	250,000	350,000

Souce: Fundstrat

Illustrative | For Discussion Purposes

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

8-yr avg ↓ (0.0479) | 2021 high ↓ (0.0873) | ETH "payment rails" ↓ (0.2500)

BTC Price	0.0239	0.0359	0.0479	0.0598	0.0873	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	$11,965	14,956	$21,818	31,250	$62,500	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	250,000	350,000

Souce: Fundstrat

Illustrative | For Discussion Purposes

Table of Contents

03
Why Tokenization is a huge unlock for Wall Street

SQUAWK ON THE STREET

SHARE

BlackRock CEO Larry Fink: We're at the beginning of the tokenization of all assets


BLACKROCK I
INTRA DAY 1,187.14 +32.02 +2.77%
10-YR +268.14%
1,250
917
583
250
16
18
20
22
24
MARKET ALERT
FINK ON Q3 RESULTS
CNBC
STREAM CNBC+

Tokenization: 5 reasons for the "big unlock"

- **Fractional Ownership:** Tokenization divides equities into affordable fractions, broadening access to high-value investments.
- **Reduced Costs and Efficiency:** Tokenization automates processes, cuts intermediaries, lowers fees, speeds settlements, and simplifies trading vs. traditional methods.
- **24/7 Global Trading:** Tokenized equities enable round-the-clock trading on decentralized platforms, ignoring market hours or borders.
- **Enhanced Transparency and Security:** Blockchain offers immutable ownership records, cutting fraud and boosting trust via tamper-proof data.
- **Increased Liquidity:** Tokenization eases blockchain trading, turning illiquid assets into quick buys/sells to attract more investors.

Tokenization: Taking Wall Street into the future


Ethereum
2025
1971

Tokenization: Taking Wall Street into the future



Tokenization: “Big unlock”



Tokenization: “Big unlock” → Fractional shares







Tokenization: "Big unlock" → Factorize the business



Tokenization: “Big unlock” TSLA



Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA



- **Time tokenization:** Buy NPV of "earnings" on a "specific" date.
- **Product tokenization:** Buy NPV of specific product stream.
- **Geographic tokenization:** Buy NPV of specific region.
- **Financial statement tokenization:** Buy NPV of "subscription" revenues.

Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA

Time tokenization



Souce: Fundstrat and BitMine

Tokenization: “Big unlock” TSLA




Time
tokenization
EPS
2036
EPS
2025

Souce: Fundstrat and BitMine


CNBC
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TECH

Tesla says shareholders approve Musk's $1 trillion pay plan with over 75% voting in favor

PUBLISHED THU, NOV 6 2025•4:56

Lora Kolodny
@IN/LORAKOLODNY/

10-year plan

EPS
2025

Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA




Time tokenization
EPS 2036
Buy only "2036 EPS"
EPS 2025

Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA

Product tokenization



Souce: Fundstrat and BitMine

Tokenization: “Big unlock” TSLA

TESLA



Product tokenization


TESLA
EV
Robotaxi
FSD
Full
Self-Driving
(Supervised)
Solar
Elon brain

Souce: Fundstrat and BitMine

Tokenization: “Big unlock” TSLA



Product tokenization

EV



Robotaxi



FSD


Full
Self-Driving
(Supervised)

Solar



Elon brain



Buy only “Elon Brain”

Souce: Fundstrat and BitMine

Table of Contents

04
Digital Asset Treasury Fundamentals

5 ways to increase ETH per share

01
Issue stock at a premium to the dollar value ETH held per share

02
Issue equity-linked securities to monetize the volatility embedded in both the stock and the underlying ETH held

03
Income from operations and invest into more ETH

04
Earn staking rewards and invest into more ETH

05
Acquire DAT trading at close to NAV of ETH held

ETH Treasury cos are crypto infrastructure businesses

01

Ethereum is a proof of stake blockchain, so ETH Treasury companies secure the network

02

ETH generates a staking yield, effectively revenues for ETH Treasury companies

03

Staking secures the ETH network, hence providing enhanced network security

04

Stablecoin issuers, and those tokenizing real-world assets will want to stake ETH to similarly provide network security

Roadmap - Looking Ahead



Made in America Validator Network



Artwork and Culture

ethereum foundation

Governance and Technology

Community Participant


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"

BitMine MoonShots


5%

5% of the Ethereum Network

Roadmap - Looking Ahead



Made in America Validator Network



Artwork and Culture

ethereum foundation

Governance and Technology

Community Participant


TO THE MOON!


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"

BitMine MoonShots


5%

5% of the Ethereum Network

Thank You!